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                               SUBSIDIARY GUARANTY

                                     made by



                                 Subsidiaries of

                             DIGITAL RECORDERS, INC.



                                   in favor of



                    RENAISSANCE US GROWTH & INCOME TRUST PLC

                                       and

                      BFSUS SPECIAL OPPORTUNITIES TRUST PLC



                            Dated as of June 27, 2001




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


         SUBSIDIARY GUARANTY, dated as of June 27, 2001, made by each of the signatories hereto (together with any other entity that may become a party hereto as provided herein, the "GUARANTORS"), in favor of RENAISSANCE US GROWTH & INCOME TRUST PLC ("RUSGIT") and BFSUS Special Opportunities Trust PLC ("BFSUS") (RUSGIT and BFSUS collectively referred to as the "Holder") pursuant to the 8.00% Convertible Debentures ("Debentures"), dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Debentures"), from DIGITAL RECORDERS, INC., a North Carolina corporation (the "BORROWER") in favor of Holder.

                              W I T N E S S E T H:

         WHEREAS, the Borrower is obligated to Holder, pursuant to the terms and subject to the conditions set forth in the Debentures;

         WHEREAS, the Borrower is a member of an affiliated group of companies that includes each Guarantor;

         WHEREAS, the Borrower and the Guarantors are engaged in related businesses, and each Guarantor will derive substantial, direct and indirect, benefit from the making of the loan under the Debentures; and

         WHEREAS, it is a condition precedent to the Holder accepting delivery of the Debentures that the Guarantors shall have executed and delivered this Guaranty to the Holder;

         NOW, THEREFORE, in consideration of the premises and to induce the Holder to accept delivery of the Note, each Guarantor hereby agrees with the Holder as follows:

                            ARTICLE I. DEFINED TERMS

         SECTION 1.01   DEFINITIONS.

               (a) Unless otherwise defined herein, terms defined in the Debentures and used herein shall have the meanings given to them in the Debentures.

               (b) The following terms shall have the following meanings:

               "GUARANTY": this Subsidiary Guaranty, as the same may be amended, supplemented or otherwise modified from time to time.

               "OBLIGATIONS": the collective reference to the unpaid principal of, and interest on, the Debentures, the Loan Agreement, and the other Loan Documents and the loan evidenced thereby, and all other obligations and liabilities of the Borrower to the Holder (including, without limitation, interest accruing at the then applicable rate provided in the Debentures after the maturity of the Debentures and interest accruing at the then applicable rate provided in the Debentures after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Debentures, this Guaranty or the other Loan Documents, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, fees, indemnities, costs, expenses or otherwise
(including, without limitation, all fees and disbursements of counsel to the Holder that are required to be paid by the Borrower pursuant to the terms of any of the foregoing agreements).

         SECTION 1.02 OTHER DEFINITIONAL PROVISIONS. The words "hereof," "herein," "hereto" and "hereunder" and words of similar import when used in this Guaranty shall refer to this Guaranty as a whole and not to any particular provision of this Guaranty, and Section and Schedule references are to this Guaranty unless otherwise specified.

               (a) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                              ARTICLE II. GUARANTY

         SECTION 2.01 GUARANTY.

               (a) The Guarantors hereby, jointly and severally, unconditionally and irrevocably, guarantee to the Holder and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by the Borrower when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

               (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.02).

               (c) Each Guarantor agrees that the Obligations may, at any time and from time to time, exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of the Holder hereunder.

               (d) The guarantee contained in this Section 2 shall remain in full force and effect until all the Obligations and the obligations of each Guarantor under the guarantee contained in this Section 2 shall have been satisfied by payment in full.

               (e) No payment made by the Borrower, any of the Guarantors, any other guarantor or any other person or received or collected by the Holder from the Borrower, any of the Guarantors, any other guarantor or any other person by virtue of any action or proceeding or any set-off or appropriation or application, at any time or from time to time, in reduction of or in payment of the Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Obligations or any payment received or collected from such Guarantor in respect of the Obligations), remain liable for the Obligations up to the maximum liability of such Guarantor hereunder until the Obligations are paid in full.

         SECTION 2.02 RIGHT OF CONTRIBUTION. Each Guarantor hereby agrees that, to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.03. The provisions of this Section 2.02 shall in no respect limit the obligations and liabilities of any Guarantor to the Holder, and each Guarantor shall remain liable to the Holder for the full amount guaranteed by such Guarantor hereunder.

         SECTION 2.03 NO SUBROGATION. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by the Holder, no Guarantor shall be entitled to be subrogated to any of the rights of the Holder against the Borrower or any other Guarantor or any collateral security or guarantee or right of offset held by the Holder for the payment of the Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from the Borrower or any other Guarantor in respect of payments made by such Guarantor hereunder, until all amounts owing to the Holder by the Borrower on account of the Obligations are paid in full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Obligations shall not have been paid in full, such amount shall be held by such Guarantor in trust for the Holder, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to the Holder in the exact form received by such Guarantor (duly indorsed by such Guarantor to the Holder, if required), to be applied against the Obligations, whether matured or unmatured, in such order as the Holder may determine.

         SECTION 2.04 AMENDMENTS, ETC. WITH RESPECT TO THE OBLIGATIONS. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Obligations made by the Holder may be rescinded by the Holder and any of the Obligations continued, and the Obligations, or the liability of any other person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by the Holder, and the Debentures, the Loan Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as the Holder may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by the Holder for the payment of the Obligations may be sold, exchanged, waived, surrendered or released. The Holder shall have no obligation to protect, secure, perfect or insure any Lien at any time held by them as security for the Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

         SECTION 2.05 GUARANTY ABSOLUTE AND UNCONDITIONAL. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by the Holder upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this
Section 2; the Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2; and all dealings between the Borrower and any of the Guarantors, on the one hand, and the Holder, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section
2. Each Guarantor waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Borrower or any of the Guarantors with respect to the Obligations. Each Guarantor understands and agrees that the guarantee contained in this Section 2 shall be construed as a continuing, absolute and unconditional guarantee of payment without regard to (a) the validity or enforceability of the Debentures, the Loan Agreement or any other Loan Document, any of the Obligations or any other collateral security therefor or guarantee or right of offset with respect thereto at any time or from time to time held by the Holder, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may, at any time, be available to or be asserted by the Borrower or any other person against the Holder, or (c) any other circumstance whatsoever (with or without notice to or knowledge of the Borrower or such Guarantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of the Borrower for the Obligations, or of such Guarantor under the guarantee contained in this Section 2, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Guarantor, the Holder may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as they may have against the Borrower, any other Guarantor or any other Person or against any collateral security or guarantee for the Obligations or any right of offset with respect thereto, and any failure by the Holder to make any such demand, to pursue such other rights or remedies or to collect any payments from the Borrower, any other Guarantor or any other Person or to realize upon any such collateral security or guarantee or to exercise any such right of offset, or any release of the Borrower, any other Guarantor or any other person or any such collateral security, guarantee or right of offset, shall not relieve any Guarantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Holder against any Guarantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

         SECTION 2.06 REINSTATEMENT. The guarantee contained in this Section 2 shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by the Holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Borrower or any Guarantor, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Borrower or any Guarantor or any substantial part of its property, or otherwise, all as though such payments had not been made.

         SECTION 2.07 PAYMENTS. Each Guarantor hereby guarantees that payments hereunder will be paid to the Holder without set-off or counterclaim in United States Dollars at the office of the Holder as provided for in the Debentures.

                   ARTICLE III. REPRESENTATIONS AND WARRANTIES

         To induce the Holder to enter into the Loan Agreement and to accept delivery of the Debentures, each Guarantor hereby represents and warrants to the Holder that the representations and warranties set forth in ARTICLE IV of the Loan Agreement as they relate to such Guarantor, each of which is hereby incorporated herein by reference, are true and correct, and the Holder shall be entitled to rely on each of them as if they were fully set forth herein, PROVIDED that each reference in each such representation and warranty to the Borrower's knowledge shall, for the purposes of this Section 3, be deemed to be a reference to such Guarantor's knowledge.

                              ARTICLE IV. COVENANTS

         Each Guarantor covenants and agrees with the Holder that, from and after the date of this Guaranty until the Obligations shall have been paid in full, such Guarantor shall take, or shall refrain from taking, as the case may be, each action that is necessary to be taken or not taken, as the case may be, so that no Event of Default is caused by the failure to take such action or to refrain from taking such action by such Guarantor or any of its subsidiaries.

                            ARTICLE V. MISCELLANEOUS

         SECTION 5.01 AMENDMENTS IN WRITING. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except pursuant to a written instrument signed by Holder.

         SECTION 5.02 NOTICES. Any notices or other communications required or permitted to be given by this Agreement or any other documents and instruments referred to herein must be (i) given in writing and personally delivered, mailed by prepaid certified or registered mail or sent by overnight service, such as FedEx, or (ii) made by telex or facsimile transmission delivered or transmitted to the party to whom such notice or communication is directed, with confirmation thereupon given in writing and personally delivered or mailed by prepaid certified or registered mail.

If to Borrower to:

Digital Recorders, Inc.
Sterling Plaza, Box 26
5949 Sherry Lane, Suite 1050
Dallas, Texas 75225
Attn.:  David L. Turney
        Chairman, CEO and President
Telephone:  (214) 378-9429
Facsimile:  (214) 378-8437
with a copy to:

David Furr, Esq.
Gray, Layton, Drum, Kersh, Solomon & Furr, PA
516 South New Hampton Road
P.O. Box 2636
Gastonia, North Carolina 28053-2637
Telephone:  (704) 865-4400
Facsimile:  (704) 866-8010

If to Guarantors to:

c/o Digital Recorders, Inc.
Sterling Plaza, Box 26
5949 Sherry Lane, Suite 1050
Dallas, Texas  75225
Attn.:  David L. Turney
        Chairman, CEO and President
Telephone:  (214) 378-9429
Facsimile:  (214) 378-8437

with a copy to:

David Furr, Esq.
Gray, Layton, Drum, Kersh, Solomon & Furr, PA
516 South New Hampton Road
P.O. Box 2636
Gastonia, North Carolina 28053-2637
Telephone:  (704) 865-4400
Facsimile:  (704) 866-8010

If to Lender to:

Renaissance US Growth & Income Trust PLC
c/o Renaissance Capital Group, Inc.
8080 North Central Expressway, Suite 210-LB59
Dallas, Texas 75206
Attn.:  Robert C. Pearson
        Senior Vice President
Telephone:  (214) 891-8294
Facsimile:  (214) 891-8291

BFSUS Special Opportunities Trust PLC
c/o Renaissance Capital Group, Inc.
8080 North Central Expressway, Suite 210-LB59
Dallas, Texas 75206
Attn.:  Robert C. Pearson
        Senior Vice President
Telephone:  (214) 891-8294
Facsimile:  (214) 891-8291

Renaissance Capital Group, Inc.
8080 North Central Expressway, Suite 210-LB59
Dallas, Texas 75206
Attn.:  Robert C. Pearson
        Senior Vice President
Telephone:  (214) 891-8294
Facsimile:  (214) 891-8291

with a copy to:

Norman R. Miller, Esq.
Kirkpatrick & Lockhart LLP
1717 Main Street, Suite 3100
Dallas, Texas 75201
Telephone:  (214) 939-4906
Facsimile:  (214) 939-4949

If to Agent to:

Renaissance Capital Group, Inc.
8080 North Central Expressway, Suite 210-LB59
Dallas, Texas 75206
Attn.:  Robert C. Pearson
        Senior Vice President
Telephone:  (214) 891-8294
Facsimile:  (214) 891-8291

with a copy to:

Norman R. Miller, Esq.
Kirkpatrick & Lockhart LLP
1717 Main Street, Suite 3100
Dallas, Texas 75201
Telephone:  (214) 939-4906
Facsimile:  (214) 939-4949

         Any notice delivered personally in the manner provided herein will be deemed given to the party to whom it is directed upon the party's (or its agent's) actual receipt. Any notice addressed and mailed in the manner provided herein will be deemed given to the party to whom it is addressed at the close of business, local time of the recipient, on the fourth business day after the day it is placed in the mail, or, if earlier, the time of actual receipt.

         SECTION 5.03 WAIVER BY COURSE OF CONDUCT; CUMULATIVE REMEDIES. The Holder shall not, by any act (except by a written instrument pursuant to Section
5.01 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Holder, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Holder of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Holder would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

         SECTION 5.04 ENFORCEMENT EXPENSES; INDEMNIFICATION.

               (a) Each Guarantor agrees to pay, or reimburse the Holder for, all its reasonable costs and expenses incurred in collecting against such Guarantor under the guarantee contained in Section 2 hereof or otherwise enforcing or preserving any rights under this Guaranty and the other Loan Documents to which such Guarantor is a party including, without limitation, the fees and disbursements of counsel to the Holder.

               (b) Each Guarantor agrees to pay, and to save the Holder harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable in connection with any of the transactions contemplated by this Guaranty.

               (c) Each Guarantor agrees to pay, and to save the Holder harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Guaranty, and hereby expressly and in addition thereto, makes, assumes, affirms, adopts and ratifies the indemnification obligations applicable to the Guarantors as set forth in the Debentures.

               (d) The agreements in this Section shall survive repayment of the Obligations and all other amounts payable under the Debentures and the Loan Agreement and the other Loan Documents.

         SECTION 5.05 SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon the successors and assigns of each Guarantor and shall inure to the benefit of the Holder and their respective successors and assigns; provided that no Guarantor may assign, transfer or delegate any of its rights or obligations under this Guaranty without the prior written consent of the Holder.

         SECTION 5.06 SET-OFF. Each Guarantor hereby irrevocably authorizes the Holder at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Guarantor or any other Guarantor, any such notice being expressly waived by each Guarantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Holder to or for the credit or the account of such Guarantor, or any part thereof in such amounts as the Holder may elect, against and on account of the obligations and liabilities of such Guarantor to the Holder hereunder and claims of every nature and description of the Holder against such Guarantor, in any currency, whether arising hereunder, under the Debentures, the Loan Agreement, any other Loan Document or otherwise, as the Holder may elect, whether or not the Holder has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Holder shall notify such Guarantor promptly of any such set-off and the application made by the Holder of the proceeds thereof, PROVIDED that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Holder under this Section are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Holder may have.

         SECTION 5.07 COUNTERPARTS. This Guaranty may be executed by one or more of the parties to this Guaranty in one or more of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

         SECTION 5.08 SEVERABILITY. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 5.09 SECTION HEADINGS. The Section headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

         SECTION 5.10 INTEGRATION. This Guaranty and the other Loan Documents represent the agreement of the Guarantors and the Holder with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Holder relative to the subject matter hereof and thereof not expressly set forth or referred to herein or in the other Loan Documents.

         SECTION 5.11 GOVERNING LAW. THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE APPLICABLE LAWS OF THE UNITED STATES.

         SECTION 5.12 SUBMISSION TO JURISDICTION; WAIVERS. Each Guarantor hereby irrevocably and unconditionally:

               (a) submits for itself and its property in any legal action or proceeding relating to this Guaranty and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the exclusive general jurisdiction of the Courts of the State of Texas, the courts of the United States of America located in Texas, and appellate courts thereof;

               (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same; and

               (c) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

         SECTION 5.13 ACKNOWLEDGMENTS. Each Guarantor hereby acknowledges that:

               (a) it has been advised by counsel in the negotiation, execution and delivery of this Guaranty and the other Loan Documents to which it is a party;

               (b) the Holder has no fiduciary relationship with or duty to any Guarantor arising out of or in connection with this Guaranty or any of the other Loan Documents, and the relationship between the Guarantors, on the one hand, and the Holder, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

               (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Guarantors and the Holder.

         SECTION 5.14 WAIVER OF JURY TRIAL. EACH GUARANTOR AND, BY ACCEPTANCE OF THE BENEFITS HEREOF, THE HOLDER, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK;
                          SIGNATURE PAGE FOLLOWS.]



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


         IN WITNESS WHEREOF, each of the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                                       TWINVISION OF NORTH AMERICA, INC.



                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------


                                       DIGITAL AUDIO CORPORATION



                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------

                                                                       Exhibit I

                          FORM OF ASSUMPTION AGREEMENT


         ASSUMPTION AGREEMENT, dated as of _______________ __, ______ made by _________________________, a ______________ corporation (the "Additional
Guarantor"), in favor of RENAISSANCE US GROWTH & INCOME TRUST PLC ("RUSGIT") and BFSUS Special Opportunities Trust PLC ("BFSUS") (RUSGIT and BFSUS collectively referred to as Holder, pursuant to the Debentures referred to below. All capitalized terms not defined herein shall have the meaning ascribed to them in such Debentures.

                              W I T N E S S E T H :

         WHEREAS, Digital Recorders, Inc. (the "Borrower") has delivered to the Holder 8.00% Convertible Debentures, dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Debentures");

         WHEREAS, in connection with the Debentures, the Borrower and certain of its subsidiaries (other than the Additional Guarantor) have entered into the Subsidiary Guaranty, dated as of June 27, 2001 (as amended, supplemented or otherwise modified from time to time, the "Guaranty") in favor of the Holder;

         WHEREAS, the Debentures requires the Additional Guarantor to become a party to the Guaranty; and

         WHEREAS, the Additional Guarantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Guaranty;

         NOW, THEREFORE, IT IS AGREED:

         1. GUARANTY. By executing and delivering this Assumption Agreement, the Additional Guarantor, hereby becomes a party to the GUARANTY as a Guarantor thereunder with the same force and effect as if originally named therein as a Guarantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Guarantor thereunder. The information set forth in Annex 1-A hereto is hereby added to the information set forth in Schedule 1 to the GUARANTY. The Additional Guarantor hereby represents and warrants that each of the representations and warranties contained in
Section 3 of the GUARANTY is true and correct on, and as of, the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

         2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE APPLICABLE LAWS OF THE UNITED STATES.

         IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.


                                       [ADDITIONAL GUARANTOR]


                                       By:
                                          ------------------------------------
                                       Name:
                                            ----------------------------------
                                       Title:
                                             ---------------------------------





                                       2